SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                                CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 23, 2000

                              SAUER-DANFOSS INC.
               ----------------------------------------------------
              (Exact name of Registrant as specified in its Charter)

          DELAWARE                   333-48299                36-3482074
 ---------------------------        -----------            ------------------
(State or other jurisdiction        File Number             (I.R.S. Employer
       of incorporation)                                   Identification No.)

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                            2800 EAST 13TH STREET
                             AMES,   IOWA   50010
                            ----------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (515) 239-6000
                                                           --------------



ITEM 4.  Changes in Registrant's Certifying Accountant

     On June 23, 2000, Sauer-Danfoss Inc. (the "Company") dismissed its independent auditor, Arthur Andersen LLP, and appointed KPMG LLP as its new independent auditor. The decision to change the Company's auditor was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

     The reports of Arthur Andersen LLP on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company has requested Arthur Andersen LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of such letter, dated June ____, 2000, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          16.1  Letter from Arthur Andersen LLP dated June ___, 2000.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       SAUER-DANFOSS INC.



                                        ____________________________________
                                        Kenneth D. McCuskey, Vice President-
                                        Finance and Treasurer

Dated:  June 29, 2000

                               EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION

16.1                      Letter from Arthur Andersen LLP dated June ___, 2000



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